Vanguard® Short-Term Federal Fund
Schedule of Investments (unaudited)
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (102.6%)
U.S. Government Securities (64.0%)
[1]	United States Treasury Note/Bond	0.125%	9/30/22	1,687,000	1,686,736
	United States Treasury Note/Bond	0.125%	3/31/23	550,000	548,453
	United States Treasury Note/Bond	0.250%	9/30/23	860,000	856,506
	United States Treasury Note/Bond	0.375%	10/31/23	365,000	364,145
	United States Treasury Note/Bond	0.125%	2/15/24	439,563	435,030
[2]	United States Treasury Note/Bond	0.375%	4/15/24	605,000	600,841
	United States Treasury Note/Bond	0.625%	10/15/24	502,000	500,117
[1]	United States Treasury Note/Bond	1.375%	1/31/25	165,000	167,862
	United States Treasury Note/Bond	0.250%	7/31/25	50,000	48,656
	United States Treasury Note/Bond	0.250%	10/31/25	40,000	38,756
	United States Treasury Note/Bond	0.375%	12/31/25	103,930	100,942
	United States Treasury Note/Bond	0.875%	6/30/26	21,135	20,858
	United States Treasury Note/Bond	0.625%	7/31/26	14,600	14,230
	United States Treasury Note/Bond	0.500%	8/31/27	2,320	2,212
	United States Treasury Note/Bond	0.375%	9/30/27	14,700	13,896
	United States Treasury Note/Bond	1.125%	2/29/28	3,810	3,749
	United States Treasury Note/Bond	1.125%	8/31/28	1,710	1,673
	United States Treasury Note/Bond	1.625%	5/15/31	9,800	9,874
	United States Treasury Note/Bond	1.250%	8/15/31	37,000	35,948
					5,450,484
Agency Bonds and Notes (29.6%)
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	72,402	69,275
[3]	Fannie Mae Interest Strip	0.000%	5/15/26	68,711	65,032
[3]	Fannie Mae Principal Strip	0.000%	1/15/30	63,400	55,293
[3]	Fannie Mae Principal Strip	0.000%	5/15/30	174,215	150,839
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,983
	Federal Farm Credit Banks Funding Corp.	0.125%	11/23/22	37,000	36,985
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	269,576
[3]	Federal Home Loan Mortgage Corp.	0.250%	11/6/23	100,000	99,454
[3]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	136,000	138,837
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	171,660
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	191,702
[3]	Federal National Mortgage Assn.	0.500%	6/17/25	110,000	108,341
[3]	Federal National Mortgage Assn.	0.375%	8/25/25	130,000	126,984
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	136,070
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	177,328
[3]	Freddie Mac Coupon Strips	0.000%	3/15/31	4,455	3,772
[3]	Freddie Mac Strips	0.000%	9/15/29	23,050	20,278
[3]	Freddie Mac Strips	0.000%	3/15/31	21,820	18,491
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,451
	Private Export Funding Corp.	3.550%	1/15/24	8,700	9,214
	Private Export Funding Corp.	1.400%	7/15/28	41,000	40,309

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Resolution Funding Corp. Interest Strip	0.000%	1/15/29	3,169	2,820
	Resolution Funding Corp. Interest Strip	0.000%	7/15/29	33,485	29,470
	Resolution Funding Corp. Interest Strip	0.000%	10/15/29	15,108	13,221
	Resolution Funding Corp. Interest Strip	0.000%	1/15/30	4,155	3,609
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	374,796	325,552
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	227,307	196,268
	Tennessee Valley Authority	1.500%	9/15/31	50,000	49,027
					2,519,841
Conventional Mortgage-Backed Securities (6.1%)
[3,4]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	3,039	3,121
[3,4,5]	UMBS Pool	1.500%	12/16/36	188,500	189,325
[3,4,5]	UMBS Pool	2.000%	10/1/27–12/16/36	319,787	327,593
[3,4]	UMBS Pool	3.000%	12/1/34–5/1/35	794	834
					520,873
Nonconventional Mortgage-Backed Securities (2.9%)
[3]	Fannie Mae REMICS	3.000%	8/25/51–10/25/51	35,130	35,226
[3,4]	Freddie Mac REMICS	3.000%	9/25/51–11/25/51	80,729	80,864
	Ginnie Mae	3.000%	9/20/51–10/20/51	130,370	130,622
					246,712
Total U.S. Government and Agency Obligations (Cost $8,795,768)					8,737,910
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K037 Pass Through Certificates	0.938%	1/25/24	59,785	1,056
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K043 Pass Through Certificates	0.520%	12/25/24	19,876	304
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K053 Pass Through Certificates	0.881%	12/25/25	10,098	321
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K054 Pass Through Certificates	1.164%	1/25/26	117,626	5,059
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K055 Pass Through Certificates	1.356%	3/25/26	3,819	196
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K057 Pass Through Certificates	1.174%	7/25/26	135,462	6,364
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K058 Pass Through Certificates	0.922%	8/25/26	6,776	264
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K062 Pass Through Certificates	0.301%	12/25/26	78,838	1,151
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K064 Pass Through Certificates	0.604%	3/25/27	3,065	90
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K065 Pass Through Certificates	0.669%	4/25/27	35,900	1,182
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series K068 Pass Through Certificates	0.430%	8/25/27	2,114	49
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG02 Pass Through Certificates	1.018%	8/25/29	16,000	1,073

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG04 Pass Through Certificates	0.853%	11/25/30	10,993	716
[3,4,6,7]	Freddie Mac Multifamily Structured Class X1 Series KG05 Pass Through Certificates	0.312%	1/25/31	114,000	3,012
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,744)					20,837
Sovereign Bonds (0.1%)
[8]	State of Israel (Cost $6,301)	0.000%	11/1/24	6,905	6,710
				Shares
Temporary Cash Investments (3.1%)
Money Market Fund (3.1%)
[9]	Vanguard Market Liquidity Fund (Cost $267,886)	0.070%		2,678,901	267,890
Total Investments (106.0%) (Cost $9,089,699)					9,033,347
Other Assets and Liabilities—Net (-6.0%)					(513,700)
Net Assets (100%)					8,519,647
Cost is in $000.
1	Securities with a value of $2,333,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $17,739,000 have been segregated as initial margin for open futures contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2021.
6	Interest-only security.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	U.S. government-guaranteed.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2021	6,374	1,397,500	(3,097)
5-Year U.S. Treasury Note	December 2021	1,495	182,016	415
				(2,682)

Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
10-Year U.S. Treasury Note	December 2021	(4,516)	(590,255)	10,313
Long U.S. Treasury Bond	December 2021	(86)	(13,833)	165
Ultra 10-Year U.S. Treasury Note	December 2021	(4,858)	(704,562)	9,784
Ultra Long U.S. Treasury Bond	December 2021	(5)	(982)	(21)
				20,241
				17,559
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized. The fund had no open options contracts on futures at October 31, 2021.
D. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
E. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	8,737,910	—	8,737,910
Asset-Backed/Commercial Mortgage-Backed Securities	—	20,837	—	20,837
Sovereign Bonds	—	6,710	—	6,710
Temporary Cash Investments	267,890	—	—	267,890
Total	267,890	8,765,457	—	9,033,347
Derivative Financial Instruments
Assets
Futures Contracts[1]	20,677	—	—	20,677
Liabilities
Futures Contracts[1]	3,118	—	—	3,118
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.